SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          Northern Star Financial, Inc.
             (Exact name of registrant as specified in its charter)



          Minnesota                                         41-1912467
(State of incorporation or organization)   (I.R.S. Employer Identification No.)


    410 Jackson Street, Suite 510
          Mankato, Minnesota                                          56001
(Address of principal executive offices)                           (Zip Code)


         If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [ ]

         If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ X ]


        Securities to be registered pursuant to Section 12(b) of the Act:

                                      None


        Securities to be registered pursuant to Section 12(g) of the Act:

                          Common Stock, $0.01 par value

Item 1.  Description of Registrant's Securities to be Registered.

         The information called for by this Item 1 is incorporated herein by reference to the section entitled "Description of the Company's Capital Stock" in the Prospectus portion of the Registrant's Form SB-1 Registration Statement, Reg. No. 333-61655.


Item 2.  Exhibits.

See Exhibit Index on page following Signatures.


                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                          NORTHERN STAR FINANCIAL, INC.



                                          By     /s/ Thomas P. Stienessen
                                                Thomas P. Stienessen
                                                Chief Executive Officer

Dated: December 31, 1998

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                  EXHIBIT INDEX
                                       TO
                                    FORM 8-A
                                       OF
                          NORTHERN STAR FINANCIAL, INC.




Exhibit
Number             Description

Exhibit  1 - Registrant's Amended and Restated Articles of Incorporation --
             incorporated by reference to Exhibit 2.1 to the Registrant's Form SB-1 Registration Statement, Reg. No. 333-61655.

Exhibit  2 - Registrant's Bylaws -- incorporated by reference to Exhibit 2.2 to the Registrant's Form SB-1 Registration Statement, Reg. No. 333-61655.

Exhibit  3 - Specimen of Common Stock certificate -- incorporated by reference to Exhibit 3.3 to the Registrant's Form SB-1 Registration Statement, Reg. No. 333-61655.